                                                                 EXHIBIT 10.10


         THE OFFER AND SALE OF THE SHARES OF COMMON STOCK REFERRED TO IN THIS AGREEMENT (THE "OFFERING") HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND SUCH SHARES ARE BEING OFFERED AND SOLD IN RELIANCE ON THE EXEMPTION FROM THE SECURITIES REGISTRATION AND QUALIFICATION REQUIREMENTS OF THE ACT AND SUCH LAWS OFFERED BY REGULATION S (PROMULGATED UNDER THE ACT). ACCORDINGLY, THE SHARES OF COMMON STOCK MAY NOT BE TRANSFERRED OR RESOLD WITHOUT REGISTRATION AND QUALIFICATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION UNDER THE ACT AND SUCH LAWS IS THEN AVAILABLE. THE OFFER AND SALE OF THE SHARES OF COMMON STOCK EFFECTED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING.


                            STOCK PURCHASE AGREEMENT


         AGREEMENT (the "Agreement") made as of January 16, 1997 by and among Consolidated Capital of North America, Inc., a Colorado corporation (the "Company"), Angeles Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Angeles Acquisition"), which owns 100% of the outstanding stock of Angeles Metal Trim, Inc., a California corporation ("Angeles Metal Trim"), which in turn owns 100% of the outstanding stock of California Building Systems, Inc., a Nevada corporation ("CBS"), and _______________________, a company incorporated in _______________________
("Purchaser").


                                  WITNESSETH:

         WHEREAS, in transactions contemporaneous to the transaction contemplated hereby, (i) Angeles Acquisition has acquired all the issued and outstanding capital stock of Angeles Metal Trim and (ii) Consolidated Land & Cattle Company, a former wholly-owned subsidiary of the Company, has merged with and into Angeles Acquisition (the transactions described in (i) and (ii) are collectively referred to herein as the "Business Combination").

         WHEREAS, the Company and Purchaser desire to provide for and agree to the issuance and sale of certain shares of the Company's common stock, par value $.001 per share (the "Common Stock"), to Purchaser upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchaser hereby agree as follows:


                                   ARTICLE I

                        PURCHASE AND SALE OF SECURITIES

1.1      Purchase and Sale.

         Subject to the terms and conditions hereof, Purchaser hereby agrees to purchase and acquire from the Company, and the Company hereby agrees to issue and sell to Purchaser, at the Closing (as that term is hereinafter defined), 785,273 shares of Common Stock (the "Purchase"). Such shares, which shall constitute five percent (5%) of the Company's issued and outstanding Capital Stock after giving effect to the Purchase, are referred to herein as the "Shares."

1.2      Consideration.

         The purchase price to be paid by Purchaser to the Company for the Shares shall be U.S. $142,857.14 (the "Purchase Price").

1.3      Closing.

         The closing of the issuance and sale to Purchaser of the Shares, at which certificate(s) duly evidencing the Shares shall be delivered by the Company to Purchaser and the Purchase Price shall be paid by Purchaser to the Company in a form reasonably acceptable to the Company (the "Closing"), shall take place on such date and at such time as Purchaser and the Company may so decide (the "Closing Date"). The Closing shall take place at such location as is mutually agreed to by the parties.

1.4      Conditions Precedent to Closing by Purchaser.

         The obligations hereunder of Purchaser to purchase and acquire the Shares are subject to the satisfaction of each of the following conditions at or prior to the Closing unless waived by Purchaser in writing:

         1.4.1 The representations and warranties of the Company and Angeles Acquisition contained in this Agreement shall be true in all material respects, on the Closing Date, as if originally made on such date.

         1.4.2 The Company and Angeles Acquisition shall have performed and complied in all material respects with the agreements and covenants required by this Agreement to be performed or complied with by them prior to or at the Closing.





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
         1.4.3 (a) No statute, rule or regulation shall have been enacted or promulgated, and no order, decree, writ or injunction shall have been issued and shall remain in effect, by any court or governmental or regulatory body, agency or authority which restrains, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby or challenges the validity of the Business Combination (as defined below), and (b) no action, suit or proceeding before any court or governmental or regulatory body, agency or authority shall have been instituted or threatened by any governmental or regulatory body, agency or authority, and no investigation by any governmental or regulatory body, agency or authority shall have been commenced, with respect to the transactions contemplated hereby or the Business Combination or with respect to the Company or Angeles Acquisition which would have a material adverse effect on the transactions contemplated hereby or on the business of the Company or any of its direct or indirect subsidiaries.

         1.4.4 One or more certificates duly issued by the Company in the name of Purchaser, evidencing ownership of the Shares by Purchaser, shall have been dated as of the Closing Date and delivered to Purchaser at the Closing.

         1.4.5 Purchaser shall have received the following documents from the Company, in form and content satisfactory to Purchaser:

                      (a) Certified copies of the Resolutions of the Board of Directors of the Company unanimously authorizing the execution and performance by the Company of this Agreement and the agreements referred to elsewhere in this Agreement, the issuance of the Shares to Purchaser and the other transactions contemplated hereby, together with a certificate of the Secretary or Assistant Secretary of the Company, dated the Closing Date, to the effect that such authorization remains in full force and effect as of such date.

                      (b) A certificate of the President and the Secretary of the Company, dated the Closing Date, certifying that (i) the representations and warranties of the Company set forth in Section 2.1 hereof are true and correct in all material respects as of such date and (ii) the Company has performed and complied in all material respects with the agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing.

                      (c) Certified copies of the Resolutions of the Board of Directors of Angeles Acquisition unanimously authorizing the execution and performance by Angeles Acquisition of this Agreement and the agreements referred to elsewhere in this Agreement and the other transactions contemplated hereby, together with a certificate of the Secretary or Assistant Secretary of Angeles Acquisition, dated the Closing Date, to the effect that





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
such authorization remains in full force and effect as of such date.

                      (d) A certificate of the President and the Secretary of Angeles Acquisition, dated the Closing Date, certifying that (i) the representations and warranties of Angeles Acquisition set forth in Section
2.2 hereof are true and correct in all material respects as of such date and
(ii) Angeles Acquisition has performed and complied in all material respects with the agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing.

                      (e) A certificate of the Secretary or an Assistant Secretary of the Company, dated the Closing Date, certifying that the Articles of Incorporation and the By-Laws of the Company, as respectively amended, have not been amended, modified or repealed from the forms of such documents in effect on the date hereof which previously have been provided to Purchaser.

                      (f) Certificates dated as of a date proximate to the Closing Date confirming the good standing of the Company, Angeles Acquisition, Angeles Metal Trim, and CBS in their respective states of incorporation and in each state in which such entities are then required to be qualified to do business.

                      (g) Receipt from the Company acknowledging receipt of payment from Purchaser of the Purchase Price.

                      (h) A letter from legal counsel satisfactory to the Company and the Purchaser, addressed to the transfer agent for the Common Stock, setting forth such counsel's opinion that the Legend (as defined in Section 2.1.22 hereof) on the certificates evidencing the Shares purchased by Purchaser pursuant hereto, shall be removed on the forty-first (41st) day after payment therefor is received by the Company for such Shares.

                      (i) A letter addressed to the transfer agent for the Common Stock, instructing the transfer agent to remove the Legend from the stock certificates. Such letter shall contain language to the effect that the Company's instructions set forth therein are irrevocable.

                      (j) Such documents and materials as Purchaser may reasonably request, evidencing and attesting to the legal validity and successful completion of the Business Combination.

         1.4.6 The Company shall not have filed or had filed against it a petition under the United States Bankruptcy code, 11 U.S.C. Section 101, et. seq., or any other similar law or laws, and the Company shall not be the subject of or be engaged in the appointment of any receiver, trustee or assignee for the benefit of its creditors or





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
(other than as contemplated by this Agreement) any reorganization, moratorium, workout, recapitalization or restructuring.

         1.4.7 The Company shall have delivered to Purchaser executed written consents of third parties, including, without limitation, governmental agencies, to the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby, required pursuant to any agreement to which the Company is a party or by which it is bound or by any law, regulation, judgment, order, writ, injunction, decree, permit, license or authorization of any court or governmental or regulatory body of any jurisdiction applicable to the Company or any of its properties, except to the extent that the failure to obtain any such consents, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business of the Company and the Consolidated Entities (as defined below), taken as a whole.

         1.4.8 Purchaser shall have received and approved (which approval shall not be unreasonably withheld or delayed) the text of any Form 8-K to be filed by the Company prior to the Closing Date with respect to the Purchase or the Business Combination with the United States Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934 as amended (the "Exchange Act").

         1.5          Conditions Precedent to Closing by the Company.

         The obligations hereunder of the Company to issue and sell the Shares to Purchaser are subject to the satisfaction of each of the following conditions at or prior to the Closing unless waived by the Company in writing:

         (a) The representations and warranties of Purchaser contained in this Agreement shall be true in all material respects on the Closing Date, as if originally made on such date.

         (b) Purchaser shall have performed and complied in all material respects with the agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing.

         (c)          (i)           No statute, rule or regulation shall have
been enacted or promulgated, and no order, decree, writ or injunction shall have been issued and shall remain in effect, by any court or governmental or regulatory body, agency or authority which restrains, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby, and (ii) no action, suit or proceeding before any court or governmental or regulatory body, agency or authority shall have been instituted or threatened by any governmental or regulatory body, agency or authority, and no investigation by any governmental or regulatory body, agency or authority shall have been commenced with respect to the transactions contemplated hereby or with respect to Purchaser which would have a material adverse effect on the transactions contemplated hereby.

         (d) A certificate of the authorized signatory of the Purchaser, dated the Closing Date, certifying that (i) the representations and warranties of the Purchaser set forth in Section 2.3 hereof are true and correct in all material respects as of such date and (ii) the Purchaser has performed and complied in all material respects with the agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

2.1      Representations and Warranties of the Company.

         The Company represents and warrants to Purchaser as follows:

         2.1.1 Organization, Standing and Power. (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary other than in such jurisdictions where the failure so to qualify could not be reasonably be expected to have a material adverse affect on the business, assets, liabilities, condition (financial or otherwise), results of operations or prospects of the Company and the Consolidated Entities (as hereinafter defined) taken as a whole (a "Company Material Adverse Effect").

                      (b) Schedule 2.1.1(b) hereto lists each of the direct and indirect subsidiaries of the Company and each association, partnership, joint venture, limited liability company, or other entity in which the Company has an interest, either of record, beneficially or equitably, along with a description of the interest held by the Company in such entity (individually, a "Consolidated Entity" and together, the "Consolidated Entities"). All shares of capital stock or ownership interests of each Consolidated Entity held by the Company or another Consolidated Entity have been duly authorized, are fully paid and nonassessable, and are lawfully owned of record and beneficially by the Company or another Consolidated Entity free and clear of all pledges, liens, claims, security interests and other charges or defects in title of any nature whatsoever.





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
                      (c) Each Consolidated Entity is duly organized, validly existing and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary other than in such jurisdictions where the failure so to qualify would not have a Company Material Adverse Effect.

         2.1.2 Capital Structure. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, par value $.01 per share. Upon consummation of the Business Combination and immediately prior to the closing of the transactions contemplated by this Agreement, 10,208,549 shares of Common Stock were outstanding; no shares of Common Stock were held by the Company in its treasury; and no shares of the Company's Preferred Stock were issued or outstanding. All outstanding shares of the Common Stock were validly issued and are fully paid and nonassessable and not subject to preemptive rights. All of the issued and outstanding shares of Common Stock were issued in compliance with all Federal and state securities laws. Except for options described in Schedule 2.1.2 hereto, there are no options, warrants, calls, agreements or other rights to purchase or otherwise acquire from the Company at any time, or upon the happening of any stated event, any shares of the capital stock of the Company or any Consolidated Entity, whether or not presently issued or outstanding. The Shares are not subject to preemptive rights and, when issued in consideration of the Purchase Price in accordance with this Agreement, will be validly issued, fully paid and nonassessable, and free of any and all encumbrances, claims, security interests or any other rights or interests of third parties whatsoever; and will constitute thirty-five percent (35%) of the issued and outstanding capital stock of the Company.

         2.1.3        Certificate of Incorporation, By-Laws, and Minute Books.
Copies of the Certificate of Incorporation and of the By-Laws of the Company and the organizational documents of each Consolidated Entity have been delivered to Purchaser and are true, correct and complete copies thereof. The minute books of the Company and each Consolidated Entity have been made available to Purchaser for inspection; such books contain accurate minutes of all meetings and accurate consents in lieu of meetings of the Board of Directors (and any committee thereof) and of the shareholders of the Company and each Consolidated Entity since the respective dates of incorporation of such entities and accurately reflect all transactions referred to in such minutes and consents in lieu of meetings.

         2.1.4 Authority. (a) The Company has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate and shareholder action of the Company.





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
                      (b) This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

         2.1.5 Conflict with Other Agreements; Approvals. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or (i) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest or other encumbrance on assets (any such conflict, violation, default, right of termination, cancellation or acceleration, loss or creation, a "Violation") pursuant to any provision of the Certificate of Incorporation or By-laws or any organizational document of the Company or any Consolidated Entity or, (ii) result in any Violation of any loan or credit agreement, note, mortgage, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any Consolidated Entity or their respective properties or assets which Violation could reasonably be expected to have a Company Material Adverse Effect. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity") or any other third party is required by or with respect to the Company or any Consolidated Entity in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, the failure to obtain which could reasonably be expected to have a Company Material Adverse Effect.

         2.1.6 Financial Statements. The Company has delivered to Purchaser audited balance sheets of the Company as at December 31, 1995, December 31, 1994 and December 31, 1993, and the related statements of income and cash flow, together with an unaudited balance sheet for the nine months ended September 30, 1996, and the related unaudited statements of income and cash flows for the period then ended (collectively, the "Company Financial Statements").

         2.1.7 SEC Documents. The Company has furnished Purchaser with a true and complete copy of each report, schedule, registration statement, definitive proxy statement and other filings made by the Company with the SEC since January 1, 1995 (as such documents have since the time of their filing been amended, "the Company SEC Documents") and since that date the Company has timely filed with the SEC all documents required to be filed pursuant to the Exchange Act, and the rules and regulations





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
promulgated thereunder. As of their respective dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents, and none of the Company SEC Documents (as of their respective dates) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company Financial Statements included in the Company SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Company Financial Statements are accurate, complete and have been prepared in accordance with the books and records of the Company and in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements included in the Company SEC Documents, as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments that are not material) the consolidated financial position of the Company as at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

         2.1.8 Books and Records. The Company has made and will make available for inspection by Purchaser upon reasonable request all the books of the Company and the Consolidated Entities, relating to the business of the Company and the Consolidated Entities. Such books of the Company and the Consolidated Entities have been maintained in the ordinary course of business and in accordance with applicable law. All documents furnished or caused to be furnished to Purchaser by the Company are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

         2.1.9 Compliance with Laws. The Company and the Consolidated Entities are and have been in compliance in all material respects with all laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any Governmental Entity applicable to the Company and the Consolidated Entities, their respective properties or the operation of their respective businesses.

         2.1.10 Absence of Certain Changes or Events. Except as disclosed in the Company SEC Documents filed prior to the date of this Agreement or in the Company Interim Financial Statements (as defined below), since September 30, 1996 (except as contemplated by this Agreement, the Business Combination or as set forth on Schedule 2.1.10) the Company and the Consolidated Entities have





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
conducted their respective businesses only in the ordinary course of business consistent with past practice, and, as of the date of this Agreement, there has not been (i) any material adverse change, alone or in the aggregate, in the business, assets, liabilities, condition (financial or otherwise), results of operations or prospects of the Company or any Consolidated Entity; or (ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of the Company's capital stock.

         2.1.11 Notes Receivable. The notes receivable of the Company as set forth on the consolidated balance sheet of the Company and the related consolidated statements of income, cash flows and changes in shareholders' equity as of and for the period ended September 30, 1996 (the "Company Interim Financial Statements") or arising since the date thereof are valid and genuine and are not subject to valid defenses, set-offs or counterclaims. All currently outstanding notes receivable of the Company are listed on Schedule 2.1.11.

         2.1.12 Liabilities and Obligations. None of the Company or the Consolidated Entities have any material liabilities or obligations (direct or indirect, contingent or otherwise) except (i) liabilities that are reflected and reserved against on the Company Interim Financial Statements that have not been paid or discharged since the date thereof and (ii) liabilities incurred since September 30, 1996 in the ordinary course of business consistent with past practice and in accordance with this Agreement.

         2.1.13 Litigation. There is no suit, action or proceeding pending, or, to the knowledge of the Company, threatened against or affecting the Company or any Consolidated Entity or any of their respective assets or businesses which is reasonably likely to have a Company Material Adverse Effect, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against the Company or any Consolidated Entity or any of their respective assets or business which has or is reasonably likely to have any such effect.

         2.1.14 Taxes. Each of the Company and the Consolidated Entities has filed or will file within the time prescribed by law and (including extension of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with the United States Internal Revenue Service and with all other jurisdictions where such filing is required by law; and the Company and the Consolidated Entities have paid, or have made adequate provision in the Company Interim Financial Statements for the payment of, all taxes, interest, penalties, assessments or deficiencies due and payable. There are (i) no tax returns or reports with respect to the Company or the Consolidated Entities which are required to be filed which have not been so filed and





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
(ii) no unpaid assessment for additional taxes for any fiscal period or any basis therefor.

         2.1.15 Assets. The Company and the Consolidated Entities have good and marketable title to all their real and personal properties and assets reflected in the Company Interim Financial Statements as being owned by them, free and clear of all mortgages, liens, pledges, charges or encumbrances or other third party interests of any nature whatsoever, except (i) the lien of current taxes not yet due and payable, (ii) properties, interests, and assets disposed of by the Company or any Consolidated Entity since September 30, 1996 solely in the ordinary course of business consistent with past practice and
(iii) such imperfections of title, easements and encumbrances, if any, as are not substantial in character, amount or extent and do not materially detract from the value, or interfere with the present or proposed use, of the properties subject thereto.

         2.1.16 Contracts. All written or oral contracts, agreements, loan agreements, leases, mortgages or commitments ("Contracts"), excluding Contracts involving payments of less than $10,000 over the term thereof, to which the Company or any Consolidated Entity is a party or any of them or their respective assets or businesses may be bound and which cannot be terminated by the Company or any Consolidated Entity without penalty within 30 days after written notice are listed on Schedule 2.1.16. Except as described in Schedule
2.1.16 hereto, all Contracts are valid and in full force and effect on the date hereof, and neither the Company nor any Consolidated Entity has violated any provision of, or committed or failed to perform any act which with notice, lapse of time or both would constitute a default under the provisions of, any Contract, the termination or violation of which might have a Company Material Adverse Effect. True and complete copies of all Contracts, together with all amendments thereto, disclosed in Schedule 2.1.16 have been delivered to Purchaser or made available for inspection. Schedule 2.1.16 identifies all Contracts which require the consent or approval of third parties to the execution and delivery of this Agreement or to the consummation and performance of the transactions contemplated hereby.

         2.1.17 Benefit Plans. Schedule 2.1.17 hereto lists all employee benefit plans, contracts, agreements or arrangements sponsored, maintained or contributed to by the Company or any Consolidated Entity (collectively, the "Company Employee Benefit Plans"). Neither the Company nor any Consolidated Entity has incurred any obligation to contribute any material amount to any multi-employer plan, as defined in Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); neither the Company nor any Consolidated Entity has incurred any material liability under Title IV of ERISA arising in connection with the termination of, or complete or partial withdrawal from, any plan covered or previously covered by Title IV of ERISA, and





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
each Company Employee Benefit Plan is in compliance with all applicable laws and regulations in all material respects.

         2.1.18       Licenses, Permits; Intellectual Property.

                      (a) The Company and each Consolidated Entity own or possess in the operation of their business all material franchises, licenses, permits, consents, approvals, rights, waivers and other authorizations, governmental or otherwise ("Authorization"), which are necessary for them to conduct their business as now conducted. Neither the Company nor any Consolidated Entity is in material default, or has received any notice of any claim of default, with respect to any such Authorization or any notice of any other claim or proceeding or threatened proceeding relating to any such Authorization or claimed lack of any necessary Authorization. Except as described in Schedule 2.1.18, neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby will require any notice or consent under or have any material adverse effect upon any such Authorization.

                      (b) The Company and the Consolidated Entities do not hold or use any patents or use any trade names, trademarks, or servicemarks.

         2.1.19       Environmental Matters.  To the knowledge of the Company:

                      (i) Except as set forth on Schedule 2.1.19, the Company and the Consolidated Entities are in compliance with all Environmental Laws (as defined below).

                      (ii) Except as set forth on Schedule 2.1.19, the Company has no knowledge of an existing or potential Environmental Claim relating to, nor has the Company or any Consolidated Entity received any notification or knowledge of alleged, actual or potential responsibility for, or any inquiry or investigation regarding, any disposal, release, or threatened release at any location of any Hazardous Substance (as defined below) stored, generated or transported by the Company or any Consolidated Entity.

                      (iii) Except as set forth on Schedule 2.1.19, (x) no underground tank or other underground storage receptacle for Hazardous Substances located on property owned or leased at any time by the Company or any Consolidated Entity has leaked at any time; and (y) there have been no releases of Hazardous Substances by the Company or any Consolidated Entity on, upon or into any properties owned or leased at any time by the Company or any Consolidated Entity.

                      (iv) Except as set forth on Schedule 2.1.19, there are no PCBs or asbestos located at or on any owned or leased property of the Company or any Consolidated Entity.





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
                      (v) No environmental lien has attached to any real property owned or leased by the Company or any Consolidated Entity.

                      (vi) Definitions. For purposes of this Agreement, "Environmental Laws" shall mean all federal, state, district, local, and foreign laws, all rules or regulations promulgated thereunder, and all orders, consent orders, judgments, notices, permits, or demand letters issued, promulgated, or entered pursuant thereto, relating to pollution or protection of the environment (including without limitation ambient air, surface water, ground water, land surface, or subsurface strata), including without limitation
(x) laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, chemicals, materials, wastes or other substances into the environment and (y) laws relating to the identification, generation, manufacture, processing, distribution, use, treatment, storage, disposal, recovery, transport, or other handling of pollutants, contaminants, chemicals, industrial materials, wastes, or other substances.

         For purposes of this Agreement, "Environmental Claims" shall mean all accusations, allegations, notice of violations, liens, claims, demands, suits, or causes of action or any damage, including without limitation, personal injury, property damage (including any depreciation of property values), lost use of property, or consequential damages, arising directly or indirectly out of Environmental Conditions or Environmental Laws.

         For purposes of this Agreement, "Environmental Conditions" shall mean the state of the environment, including natural resources (e.g., flora and fauna), soil, surface water, ground water, any present or potential drinking water supply, subsurface strata, or ambient air, relating to or arising out of the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, pouring, emptying, discharging, injecting, escaping, leaching, disposal, dumping, or threatened release of Hazardous Substances by the Company or any Consolidated Entity or their respective predecessors or such predecessors in interest, agents, representatives, employees, or independent contractors.

         For purposes of this Agreement, "Hazardous Substances" shall mean all pollutants, contaminants, chemicals, wastes, and any other carcinogenic, ignitable, corrosive, reactive, toxic, or otherwise hazardous substances or materials (whether solids, liquids or gases), including but not limited to any substances, materials, or wastes subject to regulation, control, or remediation under Environmental Laws.

         2.1.20       Transactions and Affiliates.  Except as described in
Schedule 2.1.20 or the Company SEC Documents, no director or officer of the Company or any member of his or her immediate family, is a party to any Contract or other business arrangement or relationship of any kind with the Company or any Consolidated Entity or, except for the ownership of not more than 1% of the stock of a company having a class of securities registered pursuant to the Exchange Act, has an ownership interest in any business, corporate or otherwise, which is a party to, or in any property which is the subject of, business arrangements or relationships of any kind with the Company or any Consolidated Entity.

         2.1.21 Brokerage. No person or entity is entitled to any brokerage, finder's or other fee or commission in connection with the issuance of the Shares based upon arrangements made by or on behalf of the Company.

         2.1.22 Regulation S. The Company is a "domestic issuer" and a "reporting issuer," as such terms are defined in Section 902 of Regulation S under the Securities Act. The Company has registered the Common Stock pursuant to Section 12(b) or (g) of the Exchange Act in full compliance with all reporting requirements of either Section 13(a) or 15(d) of the Exchange Act, and the Company's Common Stock trades on the NASD OTC Bulletin Board. The Company has not offered the Shares to any person in the United States, any identifiable group of U.S. citizens abroad, or to any U.S. Person (as defined by Rule 902 of Regulation S). At the time the buy order relating to the Shares was originated, the Company and/or its agents reasonably believed that the Purchaser was outside the United States and was not a U.S. Person based on such Purchaser's representations set forth herein. The Company and/or its agents reasonably believe that the sale of Shares has not been prearranged with a
buyer in the United States.   The Company will instruct its transfer agent to
issue one or more share certificates representing the Shares with the following restrictive legend set forth below (the "Legend") registered in the name of Purchaser and in such denominations to be specified by Purchaser prior to closing:

         "The Securities represented by this Certificate have not been registered under the United States Securities Act of 1933 (the "Act") and may not be sold, transferred, pledged or otherwise hypothecated unless (a) they are covered by a registration statement or a post-effective amendment thereto under the Act, (b) they are covered by an exemption available under Regulation S promulgated under the Act, or (c) in the opinion of counsel for the Purchaser, which opinion shall be reasonably acceptable to the Company, such sale, transfer, pledge or hypothecation is otherwise exempt from the provisions of
Section 5 of the Act."

         The Company further warrants that no instructions other than these instructions, and instructions for a "stop transfer" until the end of the applicable Restricted Period (as defined in Regulation S), have been given to the transfer agent. The Company will notify the transfer agent of the date of completion of the offering of the Shares and of the date of expiration of the Restricted Period. The Company has taken and will take no action that will affect in any way the running of the Restricted Period or the ability of Purchaser to resell the Shares in accordance with applicable securities laws and this Agreement. The Company shall furnish to the transfer agent a legal opinion from counsel to the Company in order to effectuate the removal of the Legend from the certificate(s) representing the Shares on the 41st day following the Closing Date. The Company will comply with all applicable securities laws and regulations with respect to the sale of the Shares, including but not limited to the filing of all reports required to be filed in connection therewith with the SEC or any stock exchange or the National Association of Securities Dealers or any other regulatory authority.

         2.1.23 Authorization. The execution, delivery and performance of this Agreement and the agreements herein contemplated, and the consummation of the transactions contemplated hereby, have been duly authorized by all requisite action of the Company, which has not been revoked, and no other action on the part of the Company is necessary.

2.2      Representations and Warranties of Angeles Acquisition.

         Angeles Acquisition represents and warrants to Purchaser as follows:

         2.2.1         Organization, Standing and Power.

                      (a) Angeles Acquisition is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary other than in such jurisdiction where the failure so to qualify would not have a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), results of operations or prospects of Angeles Acquisition and the Angeles Entities (as defined below) taken as a whole (an "Angeles Material Adverse Effect").

                      (b) Schedule 2.2.1(b) hereto lists each of the direct and indirect subsidiaries of Angeles Acquisition and each association, partnership, joint venture, company, limited liability company or other entity in which Angeles Acquisition has an interest, either of record, beneficially or equitably, along with a description of the interest held by Angeles Acquisition in such entity (individually, an "Angeles Entity" and together, the "Angeles Entities"). All shares of capital stock or ownership interests of each Angeles Entity held by Angeles Acquisition or another Angeles Entity have been duly authorized, are fully paid and nonassessable, and are lawfully owned of record and beneficially by Angeles Acquisition or another Angeles Entity free and clear of all pledges, liens, claims, security interests and other charges or defects in title of any nature whatsoever.

                      (c) Each Angeles Entity is duly organized, validly existing and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, other than in such jurisdictions where the failure so to qualify would not have an Angeles Material Adverse Effect.

         2.2.2 Capital Structure. All issued and outstanding shares of capital stock of Angeles Acquisition are owned by the Company and are validly issued, fully paid and nonassessable and not subject to preemptive rights. All of the issued and outstanding shares of capital stock of Angeles Acquisition were issued in compliance with all Federal and state securities laws. There are no options, warrants, calls, agreements or other rights to purchase or otherwise acquire from Angeles Acquisition at any time, or upon the happening of any stated event, any shares of the capital stock of Angeles Acquisition or any Angeles Entity, whether or not presently issued or outstanding.

         2.2.3        Certificate of Incorporation, By-Laws, and Minute Books.
Copies of the Certificate of Incorporation and of the By-Laws of Angeles Acquisition and each Angeles Entity have been delivered to Purchaser and are true, correct and complete copies thereof. The minute books of Angeles Acquisition and each Angeles Entity have been made available for inspection by the Purchaser and contain accurate minutes of all meetings and accurate consents in lieu of meetings of the Board of Directors (and any committee thereof) and of the shareholders of Angeles Acquisition and each Angeles Entity since the respective dates of incorporation of such entities and accurately reflect all transactions referred to in such minutes and consents in lieu of meetings.

         2.2.4 Authority. Angeles Acquisition has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all required corporate and shareholder action of Angeles Acquisition.


                      ANGELES ACQUISITION REPRESENTS AND WARRANTS TO THE PURCHASER ONLY TO THE BEST OF ITS CURRENT KNOWLEDGE THAT THE REPRESENTATIONS AND WARRANTIES CONTAINED IN PARAGRAPHS 2.2.5 THROUGH 2.2.19 INCLUSIVE ARE AS OF THE DATE HEREOF AND WILL BE AS OF THE CLOSING, TRUE AND CORRECT.

                      2.2.5 Conflict with Agreements; Approvals. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any Violation pursuant to any provision of the Certificate of Incorporation or By-laws of Angeles Acquisition or the organizational documents of any Angeles Entity or, except as set forth on Schedule 2.2.5 hereto, result in any Violation of any loan or credit agreement, note, mortgage, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Angeles Acquisition or any Angeles Entity or their respective properties or assets which Violation would have an Angeles Material Adverse Effect. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or other third party is required by or with respect to Angeles Acquisition or any Angeles Entity in connection with the execution and delivery of this Agreement by Angeles Acquisition or the consummation by Angeles Acquisition of the transactions contemplated hereby, the failure to obtain which would have an Angeles Material Adverse Effect.

         2.2.6 Financial Statements. Angeles Acquisition has furnished Purchaser with reviewed consolidated balance sheets of Angeles Metal Trim as at December 31, 1995 (the "Angeles Metal 1995 Financials"), December 31, 1994, and December 31, 1993, respectively, and the related statements of income and cash flows for the periods then ended, accompanied by the report of Grant Thornton, along with an unaudited balance sheet of Angeles Metal Trim for the eleven months ended November 30, 1996, and the related unaudited statements of income and cash flows for the period then ended (the "Angeles Metal Interim Financial Statements"). The Angeles Metal 1995 Financials including the footnotes thereto, except as indicated therein, have been prepared as set forth in the report of the auditors which is a part of the same. The Angeles Metal 1995 Financials and the Angeles Metal Interim Financial Statements are substantially complete and correct in all material respects and fairly present in all material respects the financial condition and results of the operations of Angeles Metal and the changes in its financial position at such dates and for such periods and show all material liabilities, absolute or contingent, of Angeles Metal. Notwithstanding anything in this Agreement to the contrary, Angeles Acquisition makes no representations or warranties to Purchaser as to the adequacy or sufficiency of any reserves set forth in the December 31, 1995 Balance Sheet.

         2.2.7 Books and Records. Angeles Acquisition has made and will make available for inspection by Purchaser upon reasonable request all the books of account relating to the business of the Angeles Entities. Such books of account of the Angeles Entities have been maintained in the ordinary course of business and in accordance with applicable law. All documents furnished or caused to be furnished to Purchaser by Angeles Acquisition are true and correct copies of the documents purported to be the originals thereof, and there are no amendments or modifications thereto except as set forth in such documents.

         2.2.8 Compliance with Laws. Angeles Acquisition and the Angeles Entities are and have been in compliance in all material respects with all laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any Governmental Entity applicable to any of them, their respective properties or the operation of their respective businesses.

         2.2.9 Accounts Receivable. The accounts receivable appearing on the Angeles Metal Interim Financial Statements and all accounts receivable of the Angeles Entities created since that date represent valid obligations (subject to the effects of bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally) owing to the Angeles Entities, subject to the reserve for doubtful accounts appearing on the Angeles Metal Interim Financial Statements which reserve may be adjusted for the passage of time through the Closing in accordance with the past custom and practice of Angeles Metal.

         2.2.10 Inventory. The values at which the inventories of Angeles Metal Trim and CBS are shown on the Angeles Metal Interim Financial Statements have been determined in accordance with GAAP and the normal valuation policy of Angeles Metal Trim and CBS, consistently applied. All inventory of each of Angeles Metal Trim and CBS, whether reflected in the Angeles Metal Interim Financial Statements or otherwise, consists of a quality and quantity usable and saleable in the ordinary course of business except for items of obsolete materials and materials of below standard quality, all of which have been written down in the Angeles Metal Interim Financial Statements to realizable market value or for which reasonably adequate reserves have been provided therein. Except as specifically indicated in the Angeles Metal Interim Financial Statements, the present quantities of all inventory of Angeles Metal Trim and CBS are reasonable and warranted in the present circumstances of the business of Angeles Metal Trim and CBS.

         2.2.11 Liabilities and Obligations. None of Angeles Acquisition or the Angeles Entities have any material liabilities or obligations (absolute, accrued, contingent or otherwise) except (i) liabilities that are reflected and reserved against on the Angeles Metal Interim Financial Statements that have not been paid or discharged since the date thereof and (ii) liabilities incurred since November 30, 1996 in the ordinary course of business consistent with past practice and in accordance with this Agreement and (iii) those liabilities incurred in connection with the transactions contemplated by documents relating to the Business Combination.

         2.2.12 Litigation. Except as set forth on Schedule 2.2.12, there is no suit, action or proceeding pending, or, to the knowledge of Angeles Acquisition, threatened against or affecting Angeles Acquisition or any Angeles Entity or any of their respective assets or business which is reasonably likely to have an Angeles Material Adverse Effect, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Angeles Acquisition or any Angeles Entity or any of their respective assets or businesses having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect.

         2.2.13 Taxes. Each of the Angeles Entities has filed or will file within the time prescribed by law (including extension of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with the United States Internal Revenue Service and with all other jurisdictions where such filing is required by law; and the Angeles Entities have paid, or have made adequate provision in the Angeles Metal Interim Financial Statements for the payment, of all taxes, interest, penalties, assessments or deficiencies due and payable on, and with respect to all periods ending prior to September 30, 1996. There are (i) no other tax returns or reports with respect to Angeles Acquisition or any Angeles Entity which are required to be filed which have not been so filed and (ii) no unpaid assessment for additional taxes for any fiscal period or any basis therefor.

         2.2.14 Assets. Except as described in Schedule 2.2.14 the Angeles Entities have good and marketable title to all their real and personal properties and assets reflected in the Angeles Metal Interim Financial Statements as being owned by them, free and clear of all mortgages, liens, pledges, charges or encumbrances or other third party interests of any nature whatsoever, except (i) the lien of current taxes not yet due and payable, (ii) properties, interests, and assets disposed of by Angeles Metal Trim or any Angeles Entity since September 30, 1996 solely in the ordinary course of business consistent with past practice and (iii) such imperfections of title, easements and encumbrances, if any, as are not substantial in character, amount or extent and do not materially detract from the value, or interfere with the present or proposed use, of the properties subject thereto.

         2.2.15 Contracts. All Contracts, excluding Contracts involving payments of less than $10,000 over the term thereof, to which Angeles Acquisition or any Angeles Entity is a party or any of them or their respective assets or businesses may be bound and which cannot be terminated by Angeles Acquisition or any Angeles Entity without penalty within 30 days after written notice are listed on Schedule 2.2.15. Except as described in Schedule 2.2.15 hereto, all Contracts are valid and in full force and effect on the date hereof, and neither Angeles Acquisition nor any Angeles Entity has violated any provision of, or committed or failed to perform any act which with notice, lapse of time or both would constitute a default under the provisions of, any Contract, the termination or violation of which might have an Angeles Materially Adverse Effect. True and complete copies of all Contracts, together with all amendments thereto, disclosed in Schedule
2.2.15 have been delivered to Purchaser or made available for inspection.
Schedule 2.2.15 identifies all Contracts which require the consent or approval of third parties to the execution and delivery of this Agreement or to the consummation and performance of the transactions contemplated hereby.

         2.2.16 Benefit Plans. Schedule 2.2.16 hereto lists all employee benefit plans, contracts, agreements or arrangements sponsored, maintained or contributed to by any Angeles Entity (collectively, the "Angeles Employee Benefit Plans"). Neither Angeles nor any Angeles Entity has incurred any obligation to contribute any material amount to any multi-employer plan, as defined in Section 3(37) of ERISA; neither Angeles nor any Angeles Entity has incurred any material liability under Title IV of ERISA arising in connection with the termination of, or complete or partial withdrawal from, any plan covered or previously covered by Title IV of ERISA, and each Angeles Employee Benefit Plan is in compliance with all applicable laws and regulations in all material respects.

         2.2.17       Licenses, Permits; Intellectual Property.   Angeles
Acquisition and each Angeles Entity owns or possesses in the operation of their business all material Authorizations which are necessary for them to conduct their business as now conducted. Neither Angeles Acquisition nor any Angeles Entity is in material default, or has received any notice of any claim of default, with respect to any such Authorization or any notice of any other claim or proceeding or threatened proceeding relating to any such Authorization or claimed lack of any necessary Authorization. Except as described in
Schedule 2.2.17, neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby will require any notice or consent under or have any material adverse effect upon any such Authorization.

                      Set forth in Schedule 2.2.17 is a list of the material domestic and foreign patents, patent applications, patent licenses, software, corporate or other names, trade names, trademarks, service marks, trademark registrations and applications, service mark registrations and applications, copyright registrations and applications licensed or owned by the Angeles Entities (collectively the "Intellectual Property"). Schedule 2.2.17 sets forth any Intellectual Property licenses from the Angeles Entities to third parties. Except for the trade names "Gripper," "Stitcher" and "Driller", which one Douglas Cable has the right to use, unless otherwise indicated in Schedule 2.2.17, the Angeles Entities own the entire right, title and interest in and to the Intellectual Property and each item constituting part of the Intellectual

Property has been, to the extent indicated in Schedule 2.2.17, duly registered with, filed in or issued by, as the case may be, the United States Patent and Trademark Office or such other government entity, domestic or foreign, as is indicated in Schedule 2.2.17 and, to the knowledge of Angeles Acquisition, such registrations, filings and issuances remain in full force and effect and there are no pending proceedings or litigation or other adverse claims made in writing affecting or with respect to the Intellectual Property.

         2.2.18 Environmental Matters. Except as set forth on Schedule 2.2.18, Angeles Acquisition represents and warrants that:

                      (i) All underground storage tanks have been removed from the premises leased to an Angeles Entity by D.K. Cable (the "Cable Premises").

                      (ii) Angeles Acquisition has received no actual written notification of any investigation regarding any disposal, release or threatened release at any of the Cable Premises of any Hazardous substances stored, generated or transported by any Angeles Entity.

                      (iii) Except as set forth on Schedule 2.2.18, there are no PCBs or asbestos located at or on any owned or leased property of any Angeles Entity.

                      (iv) No environmental lien has attached to any real property owned or leased by any Angeles Entity.

         2.2.19 Real Property. (a) Schedule 2.2.19 constitutes a true and complete list of all real property owned or leased by any Angeles Entity or to which any Angeles Entity may have any ownership or leasehold rights (the "Premises"). With respect to the Premises, all appurtenant rights, privileges and easements belonging or appertaining thereto and all buildings, structures and improvements thereon:

                                    (i)  except for the matter set forth on
Schedule 2.2.19 hereto, no person, firm or corporation other than any Angeles Entity has any rights, (including rights arising under an installment contract, option to purchase, easement, right of way, or otherwise) with respect to the Premises or any part or parts thereof;

                                    (ii)  each of the buildings and other
improvements constituting part of the Premises is of reasonably sound structural integrity and is able and adequate for its intended purpose and to conduct the business of Angeles Entities as it is now being conducted; and

                                    (iii)  the present zoning for the Premises
located in the City of Commerce is C-M.

                      (b) Schedule 2.2.19 contains a list of all real property leases to which any Angeles Entity is a party (the "Scheduled Leases"). The Scheduled Leases are (x) in full force and effect and no Angeles Entity has received any notice of default and does not possess any knowledge of or notice of a material event, occurrence, condition or act (including the entering into of this Agreement) which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default by the Angeles Entity pursuant to the terms of the Scheduled Leases; and (y) all rents and additional rents due to date on each Scheduled Lease have been paid. To the knowledge of Angeles Acquisition, the property subject to the Scheduled Leases are not subject to any eminent domain proceeding.

                      (c) There are no restrictions respecting availability of public utilities, including, but not limited to, sewer, gas and electricity and the Premises are adequately serviced by all such utilities; all payments, assessments, deposits and other charges relating to such utilities and any other existing on-site improvements (including public or quasi-public utilities or services) have been paid in full to the extent they are due.

         2.2.20       Transactions and Affiliates.  Except as described in
Schedule 2.2.20, no director or officer of Angeles Acquisition or any Angeles Entity or any member of his or her immediate family, is a party to any Contract or other business arrangement or relationship of any kind with Angeles Acquisition or any Angeles Entity or, except for the ownership of not more than 1% of the stock of a company having a class of securities registered pursuant to the Exchange Act, has an ownership interest in any business, corporate or otherwise, which is a party to, or in any property which is the subject of, business arrangements or relationships of any kind with Angeles Acquisition or any Angeles Entity.

         2.2.21 Authorization. The execution, delivery and performance of this Agreement and the agreements herein contemplated, and the consummation of the transactions contemplated hereby, have been duly authorized by all requisite action of Angeles Acquisition, which has not been revoked, and no other action on the part of Angeles Acquisition is necessary.

2.3      Representations and Warranties of Purchaser.

         Purchaser hereby represents and warrants to the Company that:

         2.3.1 U.S. Person. Purchaser is not a "U.S. person", as such term is defined in Rule 902 of Regulation S ("Regulation S") as promulgated under the Securities Act.

         2.3.2 Negotiations. During the time this Agreement was negotiated Purchaser was outside the U.S. and is outside the U.S. on the Closing Date.

         2.3.3 Distributor. Purchaser represents that it is not a "distributor" as that term is used in Regulation S.

         2.3.4 Subsistence. Purchaser is duly formed and validly subsisting under the laws of its jurisdiction of formation and has the full power and authority to enter into and carry out this Agreement and the agreements herein contemplated.

         2.3.5 Authorization. The execution, delivery and performance of this Agreement and the agreements herein contemplated, and the consummation of the transactions contemplated hereby, have been duly authorized by all requisite action of Purchaser, which has not been revoked, and no other action on the part of Purchaser is necessary.

         2.3.6 No Violation. The execution, delivery and performance of this Agreement and the consummation by Purchaser of the transactions contemplated hereby, will not: (i) result in a breach of, or a default under (or an event which, with the lapse of time or the giving of notice or both, would constitute an event of default), or give any third party the right to terminate, cancel, modify or accelerate, or require any consent or the giving of any notice under, any contract, mortgage, note, lease, bond, indenture, security agreement, undertaking or other agreement, instrument or obligation to which Purchaser is a party or by which it or its property may be bound or affected, or cause any security interest, lien, claim or encumbrance to be created or imposed upon any such property by reason thereof, (ii) be in conflict with or contravention of any term or provision of the charter documents of Purchaser, (iii) violate or conflict with any law, statue, ordinance, code, rule, regulation, judgment, order, writ, injunction, decree or other instrument or any Federal, state, local or foreign court or governmental or regulatory body, agency or authority applicable to Purchaser or by which it or its properties or assets may be bound or (iv) require, on the part of Purchaser, any filing or registration with, or permit, license, exemption, consent, authorization or approval of, or the giving of any notice to, any governmental or regulatory body, agency or authority, except, in the case of the preceding subclause (iv), those which shall have been made or obtained on or prior to the Closing Date, in each case, other than any matter which would not interfere with Purchaser's ability to consummate the Purchase.

         2.3.7 Binding Effect. This Agreement is the valid and binding obligation of Purchaser legally enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and of general equitable principles (whether considered in a proceeding in equity or at law).

         2.3.8 Restricted Shares. Purchaser acknowledges that the offer and sale of the Shares has not been registered under the Securities Act and agrees that the Shares may not be sold, transferred, pledged or otherwise hypothecated by it unless (a) they are covered by an effective registration statement or a post-effective amendment thereto under the Securities Act, or
(b) they are sold pursuant to an applicable exemption under the Securities Act.

         2.3.9 Due Diligence. Purchaser or Purchaser's designated representative has concluded a satisfactory due diligence investigation of the Company and has had an opportunity to have all its questions regarding the Company satisfactorily answered.

         2.3.10 Investment Experience. Purchaser has such knowledge and experience in financial matters that it is capable of evaluating the merits and risks of an investment in the Shares.


                                  ARTICLE III
                                   COVENANTS

3.1      Covenants of the Company.

         3.1.1 As soon as reasonably practicable after the date hereof, the Company will use all reasonable efforts to obtain the consents of all necessary Governmental Entities and other persons to the transactions contemplated hereby.

         3.1.2 Through the Closing Date, the Company shall promptly advise Purchaser in writing of the occurrence of any event or the existence of any state of affairs which would render any representation or warranty of the Company or Angeles Acquisition hereunder inaccurate in any material respect or which would preclude satisfaction of any condition or covenant of this Agreement, provided that no such notification shall affect any such representation, warranty, condition or covenant.

         3.1.3 Except as disclosed on Schedule 3.1.3 attached hereto, from and after the date of this Agreement to and including the Closing Date, the Company shall, and shall cause each of the Consolidated Entities, Angeles Acquisition and the Angeles Entities to:

                      (a) carry on its business in the ordinary course in a prudent manner consistent with its business practices since the commencement of the current fiscal year;

                      (b) use all reasonable efforts to preserve and maintain its business organization and properties intact, to keep available the services of its employees and independent contractors, to preserve its goodwill and to preserve the goodwill of its suppliers, customers and employees;

                      (c) maintain in full force and effect all contracts of insurance currently in effect without any reduction in coverage (other than any reduction in coverage necessary to avoid a material increase in premium costs);

                      (d) not amend its Articles of Incorporation or By-Laws or other charter documents;

                      (e) not amend, terminate or change any material permit, contract, mortgage, note, lease, indenture, undertaking or other agreement, commitment or arrangement, including, without limitation, any right or grant enjoyed by it, in any way, and will not knowingly do any act or omit to do any act, and will use all reasonable efforts to prevent an act or omission to act, which will cause a material breach of any of the foregoing;

                      (f) not enter into any contract or commitment or series of related contracts or commitments, without the prior written approval of Purchaser, unless any such contract or commitment, or series of related contracts or commitments, involves an expenditure or sale by the Company of $10,000 or less;

                      (g) not declare or pay any dividend in cash, stock or other property, or make any other distribution (however characterized) upon or in respect of any of its shares of capital stock, or purchase, retire or redeem any of the shares of its capital stock, or any other securities, including any warrants or options to purchase any capital stock, or obligate itself to do any of the foregoing;

                      (h) not adopt, enter into, amend, terminate, curtail, or withdraw from any employee benefit plan or make any change in the actuarial methods or assumptions used in funding or determining benefit equivalences thereunder; make any change in the rate of compensation (other than changes in pay rates for employees changing job positions), commission, bonus, deferred compensation arrangement or other direct or indirect remuneration payable, or pay or agree or orally promise to pay, conditionally or otherwise, any bonus (cash or non-cash), extra compensation, deferred compensation or severance or vacation pay, to any shareholder, director, officer, employee, salesman or distributor, other than payments in the ordinary course of its business with respect to overtime, vacation, currently existing deferred compensation plans or other currently existing benefits, or hire or enter into any employment agreement or severance or compensation arrangement with any person, except as set forth in Schedule 3.1.3(h) hereto;

                      (i) not, except in the ordinary course of its business consistent with past practice, create, and will use all reasonable efforts to prevent the creation of, any mortgage, pledge, lien, charge, security interest or any other encumbrance or restriction upon any of its properties, business or assets, tangible or intangible;

                      (j) not make any change in its accounting procedures and practices;

                      (k) not issue, sell, or agree to issue or sell, any shares of its capital stock, or any options, warrants or other rights to acquire shares of its capital stock; or any securities convertible into or exchangeable for shares of its capital stock;

                      (l) not combine, split or otherwise reclassify any shares of its capital stock;

                      (m) not sell, transfer, lease to others or otherwise dispose of any of its assets (other than in the ordinary course of business and consistent with prior practice), or cancel or compromise any debt or claim, or waive or release any claim or right of substantial value without the prior written consent of Purchaser;

                      (n) not organize any new subsidiary, acquire any capital stock or other equity securities of any corporation or acquire any equity or ownership interest in any business;

                      (o) not borrow or agree to borrow any funds or incur, or assume or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability (absolute or contingent), except obligations and liabilities incurred in the ordinary course of its business consistent with pat practice or as contemplated by this Agreement;

                      (p) not pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, choate, inchoate or contingent), other than the payment, discharge or satisfaction in the ordinary course of business, of liabilities or obligations reflected or reserved against in the Company Financial Statements or the Angeles Financial Statements, as applicable, or incurred in the ordinary course of its business consistent with past practice since such date;

                      (q)           not prepay any obligation;

                      (r) not write down the value of any inventory or write off as uncollectible any notes or accounts receivable (except as required by generally accepted accounting principles);

                      (s) not dispose of or permit to lapse any rights to the use of any patents, trademarks, trade names, copyrights, technology, know-how or processes, or dispose of or disclose to any person any trade secret, formula, process or know-how not theretofore a matter of public knowledge;

                      (t) not pay, loan or advance any amount to, or sell, transfer or lease any properties or assets to, or enter into any agreement or arrangement therefor with, any of its officers or directors or any affiliate or associate or near relative of any of its officers or directors;

                      (u) not grant or extend any power of attorney, or act as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise, in respect of the obligation of any person, corporation, partnership, joint venture, association, organization or other entity; and

                      (v) promptly advise Purchaser of any legal actions, lawsuits, investigations or workers' compensation claims or proceedings commenced or threatened against or affecting it or its property, assets or business (or, to its best knowledge, commenced or threatened against, relating to or involving any of its officers, directors, employees, agents or consultants in connection with its business) which might have an adverse impact on its business.

         3.1.4 From and after the date hereof, and from and after the Closing Date, the Company will promptly furnish Purchaser with the following:

                      (a) Copies of all financial statements, reports and documents that the Company shall send to its stockholders generally;

                      (b) Copies of all documents filed by the Company with the SEC; and

                      (c) Such other information relating to the business, assets, results of operations, prospects, and condition (financial or otherwise) of the Company, the Consolidated Entities, Angeles Acquisition and the Angeles Entities as Purchaser may reasonably request from time to time.

         3.1.5 From and after the date hereof through the Closing Date, the Company shall, and shall cause each of the Consolidated Entities, Angeles Acquisition and the Angeles Entities to, duly comply in all material respects with all laws, ordinances, rules, regulations and other governmental and regulatory requirements applicable to it and its properties, operations, business and employees.

         3.1.6 From and after the date hereof through the Closing Date, the Company will not, and shall cause each of the Consolidated Entities, Angeles Acquisition and the Angeles Entities to, not take, agree to take, or knowingly permit to be taken any action to do or knowingly permit to be done anything in the conduct of its business, or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement, or which would cause any of the representations or warranties of the Company or Angeles Acquisition contained herein to be or become untrue in any material respect. The Company will promptly take or cause to be taken all actions necessary or advisable in order to comply with the terms of this Agreement.

         3.1.7 From and after the date hereof through the Closing Date, the Company will, and shall cause each of the Consolidated Entities, Angeles Acquisition and the Angeles Entities to, make available to Purchaser and its accountants, agents, attorneys, employees and other representatives during normal business hours all of its properties, books, contracts, commitments, records and management personnel and will furnish Purchaser during such period with all such information concerning its affairs as Purchaser reasonably requests. The Company shall permit Purchaser or its representatives, at all reasonable times prior to the Closing Date, if Purchaser shall so elect, to enter upon any and all of its and its subsidiaries premises for the purposes of inspecting same.

         3.1.8 The Company covenants and agrees that the Company shall treat as confidential all information obtained by it in connection with the transactions contemplated hereby concerning Purchaser except any information
(i) which was available to the Company on a non-confidential basis prior to its disclosure by Purchaser, or was rightfully obtained by the Company from a source other than Purchaser, (ii) appearing in public literature or otherwise in the public domain (through no fault of the Company), whether at the date hereof or at any time hereafter or (iii) which the Company is legally compelled (by depositions, interrogatories or requests for information through documents, subpoena, civil investigative demand or similar process) to disclose, provided that the Company shall have used its best efforts to obtain, and shall have afforded Purchaser an opportunity to obtain, a protective order or other satisfactory assurance of confidential treatment for the information required to be disclosed, and provided further that if such protective order or other remedy is not obtained and the Company is nonetheless, in the opinion of its counsel, compelled to disclose the information to any tribunal having jurisdiction, the Company shall disclose only that information which the Company is advised by opinion of its counsel is legally required to be disclosed. The Company shall not disclose any such information to any third person other than to employees and advisers of the Company, and shall preserve and maintain and prevent the disclosure or publication of any proprietary information and trade secrets.

         3.1.9        [Omitted]

         3.1.10 From and after the date hereof, until March 1, 1997, the Company shall not issue or sell any Common Stock or Preferred Stock without the written consent of Purchaser.

         3.1.11 From and after the date hereof, until March 1, 1997, should the Company issue any shares of its capital stock (or any securities convertible into or exchangeable for such capital stock) to any person other than Purchaser (an "Issuance"), the Company shall concurrently with such Issuance issue to Purchaser, for no consideration, pecuniary or otherwise, a number of shares of the Company's capital stock sufficient to maintain Purchaser's percentage ownership of the Company's capital stock on a fully diluted basis after giving effect to such Issuance.

         3.2          Covenants of Purchaser.

         3.2.1 Purchaser covenants and agrees that Purchaser shall treat as confidential all information obtained by it in connection with the transactions contemplated hereby concerning the Company except any information
(i) which was available to Purchaser on a non-confidential basis prior to its disclosure by the Company, or was rightfully obtained by Purchaser from a source other than the Company, (ii) appearing in public literature or otherwise in the public domain (through no fault of Purchaser), whether at the date hereof or at any time hereafter or (iii) which Purchaser is legally compelled (by deposition, interrogatories or requests for information through documents, subpoena, civil investigative demand or similar process) to disclose, provided that Purchaser shall have used its best efforts to obtain, and shall have afforded the Company an opportunity to obtain, a protective order or other satisfactory assurance of confidential treatment for the information required to be disclosed, and provided further that if such protective order or other remedy is not obtained and Purchaser is nonetheless, in the opinion of its counsel, compelled to disclose the information to any tribunal having jurisdiction, Purchaser shall disclose only that information which Purchaser is advised by opinion of its counsel is legally required to be disclosed. Purchaser shall not disclose any such information to any third party other than to employees and advisers of Purchaser, and shall preserve and maintain and prevent the disclosure or publication of any proprietary information and trade secrets.

         3.2.2 Purchaser further acknowledges and agrees that neither it nor its affiliates, nor any persons acting on its behalf, has engaged or will engage in any directed selling efforts (as defined in Regulation S) with respect to the Shares, and Purchaser, its affiliates and all persons acting on Purchaser's behalf have complied and will comply with the offering restrictions requirements of Regulation S.

         3.2.3 Purchaser agrees that any distributor shall agree in writing that all offers and sales of the Shares prior to the expiration of the restricted period specified in Rule 903(c)(2), shall be made only: in accordance with the provisions of Rule 903 or 904 of Regulation S; pursuant to registration of the Shares under the Securities Act; or pursuant to an available exemption from the registration requirements of the Securities Act.


                                   ARTICLE IV
                          SURVIVAL OF REPRESENTATIONS
                        AND WARRANTIES; INDEMNIFICATION

4.1      Survival of Representations and Warranties.

         The representations and warranties contained herein shall survive the Closing for a period of one (1) year from the Closing Date.

4.2      Indemnity Obligations of the Company and Angeles Acquisition.

         The Company and Angeles Acquisition, jointly and severally, hereby agree to indemnify, defend and hold Purchaser and its affiliates (other than the Company) and any director, officer, employee, agent or representative of Purchaser or any of its affiliates (other than the Company) (the "Purchaser Indemnified Parties") harmless from, and to reimburse Purchaser Indemnified Parties for any and all losses, damages, deficiencies, liabilities, obligations, actions, claims, suits, proceedings, demands, assessments, judgments, recoveries, fees, penalties, interest, costs and expenses (including, without limitation, out-of-pocket expenses, reasonable investigation expenses and reasonable fees and disbursements of accountants and counsel) of any nature whatsoever arising out of, based upon or resulting from
(i) any breach of any representation and warranty of the Company or Angeles Acquisition which is contained in this Agreement or any Schedule or certificate delivered by the Company or Angeles Acquisition pursuant thereto (but only to the extent such representation or warranty survives the Closing pursuant to
Section 4.1); or (ii) any breach or nonfulfillment of, or any failure to perform, any of the covenants, agreements or undertaking of the Company or Angeles Acquisition which are contained in or made pursuant to the terms and conditions of this Agreement or contained in any documents required to be delivered pursuant hereto.

4.3      Indemnity Obligations of Purchaser.

         Purchaser hereby agrees to indemnify, defend and hold the Company and any director, officer, employee, agent or representative of the Company (the "Company Indemnified Parties") harmless from, and to reimburse the Company Indemnified Parties for, any and all losses, damages, deficiencies, liabilities, obligations, actions, claims, suits, proceedings, demands, assessments, judgments, recoveries, fees, penalties, interest, costs and expenses (including, without limitation, out-of-pocket expenses, reasonable investigation expenses and reasonable fees and disbursements of accountants and counsel) of any nature whatsoever arising out of, based upon or resulting from
(i) any breach of any representation and warranty of Purchaser which is contained in this Agreement; or (ii) any breach or nonfulfillment of, or any failure to perform, any of the covenants, agreements or undertakings of Purchaser which are contained in or made pursuant to the terms and conditions of this Agreement.

4.4      Notification of Claims.

         In the event of the occurrence of an event which any party asserts constitutes a claim for which indemnification may be sought hereunder, such party shall provide the indemnifying party with prompt notice of such event and shall make available to the identifying party information material to the claim which is in the possession of the indemnified party. If such event involves the claim of any third party, the indemnifying party shall have the right to elect to join in the defense, settlement, adjustment or compromise of any such third-party claim, and to employ counsel to assist such indemnifying party in connection with the handling of such claim, at the sole expense of the indemnifying party, and no such claim shall be settled, adjusted or compromised, or the defense thereof terminated, without the prior consent of the indemnifying party unless and until the indemnifying party shall have failed, after the lapse of a reasonable period of time, but in no event more than 30 days after written notice to it of the third-party claim, to join in the defense, settlement, adjustment or compromise of the same. An indemnified party's failure to give timely notice in connection with any third-party claim shall not constitute a defense (in part or in whole) to any claim for indemnification by such party except and only to the extent that the indemnifying party is actually materially prejudiced by such delay. If so desired by the indemnifying party, such party may elect, at such party's sole expense, to assume control of the defense, settlement, adjustment or compromise of any third-party claim, insofar as such claim relates to the liability of the indemnifying party, provided that such indemnifying party shall obtain the consent of the indemnified party before entering into any settlement, adjustment or compromise of such claim, or ceasing to defend against such claim, and provided, further, that the indemnified party shall have the right at its own expense, to be represented by counsel of its own choosing and with whom counsel for the indemnifying party shall confer in connection with such defense, settlement, adjustment or compromise or ceasing to defend against each claim.


                                   ARTICLE V
                                 MISCELLANEOUS

5.1      Termination.

         This Agreement may be terminated at any time prior to the Closing
Date:

         (a) by the mutual written consent of the Company and Purchaser;

         (b) by either the Company or Purchaser if any court or governmental or regulatory agency, authority or body shall have enacted, promulgated or issued any statute, rule, regulation, ruling, writ or injunction, or taken any other action, restraining, enjoining or otherwise prohibiting the transactions contemplated hereby, which statute, rule, regulation, ruling, writ, injunction or other action shall have become final and nonappealable; or

         (c) by Purchaser, if any condition specified in Section 1.4, or by the Company, if any condition specified in Section 1.5, has not been met or waived prior to such time as such condition can no longer be satisfied.

5.2      Effect of Termination.

         In the event of termination of this Agreement, this Agreement shall forthwith become void and there shall be no liability on the part of any of the parties hereto, their respective officers or directors, except for Sections 3.1.8, 3.2.1 and 5.9, which shall remain in full force and effect, and except that nothing herein shall relieve any party from liability for a breach of this Agreement prior to the termination hereof.

5.3      No Waiver of Rights.

         No failure or delay on the part of any party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.4      Notice.

         Any notice or communication herein required or permitted to be given shall be in writing and may be sent by hand, by registered or certified mail, return receipt requested, or by facsimile transmission. All such notices and communications hereunder shall be deemed given when received, as evidenced by the date indicated as the date of delivery (or attempted delivery if refused) on the return receipt, or confirmed facsimile transmission, as applicable. For purposes hereof, the addresses of the parties hereto (until notice of change thereof is given in accordance with this Section 5.4) shall be as follows:

                      To the Company and Angeles Acquisition:
                      Consolidated Capital of North America, Inc.
                      c/o Stone Pine Capital Ltd.
                      410 17th Street, Suite 400
                      Denver, Colorado  80202
                      Attention:  Peter W. Damisch, President
                      Telephone:  (303) 446-2188
                      Facsimile:  (303) 446-5922

                      To Purchaser:
                      ______________________________________________________
                      ______________________________________________________
                      ______________________________________________________
                      ______________________________________________________
                      ______________________________________________________
                      ______________________________________________________
                      ______________________________________________________

5.5      Governing Law.

         This Agreement, and the respective rights, duties and obligations of the parties hereunder, shall be governed by and construed in accordance with the internal substantive laws of the State of Colorado without regard to the conflicts of laws or choice of laws principles thereof.

5.6      Facsimile Signatures.

         In the event that any party hereto utilizes a facsimile device or telecopier to transmit executed documents hereunder, including this Agreement but excluding any stock certificates, powers or assignments, the other party hereto shall accept and shall have the right to rely on such executed documents as so transmitted as if they bore the original signatures.

5.7      Independent Counsel.

         Each of the parties hereto has had an adequate opportunity to consult with legal counsel of its choice regarding the transactions contemplated herein, and has executed this Agreement with a full understanding of its rights and obligations as created hereby.

5.8      Counterpart Originals.

         This Agreement may be executed simultaneously in counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

5.9      Expenses.

         Each party shall bear and pay its own expenses in connection with this Agreement, including, without limitation, expenses of its legal counsel.

5.10     Assignment; Successors.

         This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Neither the Company nor Purchaser may assign or transfer any of its interests, rights or obligations under this Agreement without the prior written consent of the other party, and any attempted assignment or transfer without such prior written consent shall be void.

5.11     Further Assurances.

         The parties hereto agree that, from time to time hereafter, and upon request of the other, each of them will execute, acknowledge and deliver such other documents and instruments as may be reasonably required more effectively to carry out the terms and conditions of this Agreement.

5.12     Third Party Beneficiaries.

         This Agreement shall not confer upon any person or entity, other than the Company and Purchaser and their respective permitted assigns and successors, any rights or remedies of any kind or nature.

5.13     Entire Agreement.

         This Agreement together with the other agreements between the parties referred to herein, constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous, oral and written, agreements, representations and understandings of the parties with respect thereto.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                                CONSOLIDATED CAPITAL OF NORTH
                                                AMERICA, INC.


                                                By:
                                                   ---------------------------
                                                      Peter Damisch
                                                      President



                                                ANGELES ACQUISITION CORP.


                                                By:
                                                   ---------------------------
                                                      Jeffrey R. Leach
                                                      President


                                                PURCHASER:

                                                By:
                                                   --------------------------
                                                Name:
                                                     ------------------------
                                                Title:
                                                      -----------------------

                                                Address:
                                                        ---------------------
                                                        ---------------------
                                                        ---------------------
                                                        ---------------------